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                                                                   EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 22, 2002 included in this Form 10-K, into the Company's previously filed Registration Statement on Form S-8 (File No. 333-68464).


/s/ ARTHUR ANDERSEN LLP

Atlanta, Georgia
March 27, 2002